FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
Disclosure of nature and extent of risks arising from financial instruments [abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Amer Sports, Inc. is exposed to customary financial risks such as commodity price risks, inflation risks, liquidity risks, foreign exchange and interest rate risks, counterparty and credit risks.
The Company’s Group Treasury function manages funding and liquidity risks, foreign exchange and interest rate risks, and credit risks. The Group Treasury function acts as an in-house bank providing financial services for subsidiaries within the Amer Sports Group.
COMMODITY PRICE RISK
Amer Sports is exposed to commodity and other price risk, including from rubber, nylon, polyester, steel, aluminum and other materials, which are either purchased directly or in a converted form such as fabric, as well as other inputs, including energy, transportation and logistics services. To manage risks of commodity price changes, management negotiates prices in advance when possible. Amer Sports has not historically managed commodity price exposures by using derivative instruments.
INFLATION RISK
While inflationary pressures have moderated in certain markets, the costs of labor, raw materials and other inputs for Amer Sports’ products remain elevated and volatile, and may increase again. Amer Sports has experienced, and may continue to experience, higher than expected inflation, including escalating transportation, commodity and other supply chain costs and disruptions due to macroeconomic conditions, geopolitical events, supply chain disruptions, or changes in trade and monetary policy. If our costs are subject to significant inflationary pressures, Amer Sports may not be able to offset such higher costs through price increases or other cost-management initiatives, particularly if demand weakens or competitive conditions limit pricing flexibility, which could adversely affect its business, results of operations or financial condition and margins.
CAPITAL MANAGEMENT
The Company manages its capital and capital structure with the objectives of safeguarding sufficient working capital over the annual operating cycle and providing sufficient financial resources to grow operations to meet long-term consumer demand. The Board of Directors of the Company monitors the Company’s capital management on a regular basis. The Company will continually assess the adequacy of the Company’s capital structure and capacity and make adjustments within the context of the Company’s strategy, economic conditions, and risk characteristics of the business.
The Senior Secured Credit Facilities contains a number of covenants that, among other things and subject to certain exceptions, restrict the Company’s and its subsidiaries’ ability to incur additional indebtedness; create liens; enter into agreements and other arrangements that include negative pledge clauses; pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness; make investments, loans, advances and acquisitions; merge, amalgamate or sell assets, including equity interests of subsidiaries; enter into sale and leaseback transactions; engage in transactions with affiliates; and enter into amendments of or waivers under subordinated indebtedness. The Credit Agreement also contains certain customary affirmative covenants.
The Revolving Credit Facility contains financial covenants that: (1) require the Company to maintain a maximum first lien net leverage ratio of not greater than 5.00:1.00 and (2) require the Company to maintain an interest coverage ratio of not less than 2.00:1.00, which increased to 2.25:1.00 as of the fiscal quarter ending December 31, 2025 and shall further increase to 2.50:1.00 as of the fiscal quarter ending December 31, 2026. The financial covenants contain a customary term loan facility standstill and customary cure rights.
The Company is in compliance with all financial and nonfinancial covenants as of December 31, 2025. There are no indications that the Company would have difficulties complying with the covenants over the next 12 months.
The Company is not subject to any externally imposed capital requirements.
LIQUIDITY RISK
At an operational level, the Company’s liquidity risks revolve around its cyclical need for working capital. Typically, the highest level of working capital has been reached in the third quarter, when short-term debt is tied up in inventories and accounts receivable.
The Company’s Treasury function has established several cash pooling structures with the Company’s relationship banks in order to manage the liquidity of the Company and manages liquidity that is outside cash pooling structures. Liquidity in excess of operating needs may be invested in line with the Company’s policies and the terms of the Senior Secured Credit Facilities agreement.
Under the Senior Secured Credit Facilities agreement, the Company has a five-year revolving credit facility of $710.0 million, which is available in U.S. dollars or Euros. No amounts were borrowed on the Revolving Credit Facility as of December 31, 2025. The Revolving Credit Facility, the two China Facilities, and the Standard Chartered Bank facility are intended to assist with Amer Sports’ short-term liquidity needs.
The following table summarizes the amount of contractual undiscounted future cash flow requirements of the Company’s financial liabilities as of December 31, 2025.

In millions	2026	2027	2028	2029	2030	Thereafter	Total
Non-current borrowings	$—	$—	$—	$—	$—	$800.0	$800.0
Interest on borrowings (1)	55.6	54.0	54.0	54.0	54.0	24.8	296.4
Lease liabilities	198.8	166.7	137.9	111.5	82.3	280.4	977.6
Other borrowings	142.8	—	—	—	—	—	142.8
Derivative financial liabilities	4,687.2	346.2	—	—	—	—	5,033.4
Accounts payable	769.8	—	—	—	—	—	769.8
Total	$5,854.2	$566.9	$191.9	$165.5	$136.3	$1,105.2	$8,020.0
__________________________________________________
(1)Interest on borrowings is calculated based on the loan balance and the interest rate on the Senior Secured Notes, which bear interest at a rate of 6.75%, and the outstanding China Facilities which bear interest at rates of 2.15% and 2.20%. Refer to Note 19. Borrowings for additional information.
CHANGES IN LIABILITIES ARISING FROM FINANCING ACTIVITIES

In millions	Current borrowings	Non-current borrowings	Lease liabilities	Derivative financial instruments
Balance at January 1, 2024	$381.0	$5,940.4	$339.8	$33.0
Cash flows	(226.9)	(2,501.7)	(124.7)	(18.2)
Foreign exchange movement	(17.6)	(85.9)	—	—
Changes in fair values	—	—	—	9.4
Changes in leases	—	—	340.8	—
Equitization	—	(2,562.0)	—	—
Balance at December 31, 2024	136.5	790.8	555.9	24.2
Cash flows	3.5	—	(145.6)	(17.5)
Foreign exchange movement	2.8	—	—	—
Changes in fair values	—	—	—	64.7
Changes in leases	—	—	407.7	—
Amortization of discount	—	1.5	—	—
Balance at December 31, 2025	$142.8	$792.3	$818.0	$71.4
CURRENCY RISK
The Company’s consolidated financial statements are expressed in U.S. dollars, but a substantial portion of the Company’s revenues, purchases, and expenses are denominated in other currencies, and monetary assets and liabilities are particularly exposed to the euro, the Canadian dollar, and the U.S. dollar for subsidiaries that have functional currencies other than the U.S. dollar. The Company also has outstanding indebtedness denominated in currencies other than U.S. dollars. The Company has entered into forward foreign exchange contracts to reduce the foreign exchange risk associated with revenues, purchases, and expenses denominated in these currencies. Certain forward foreign exchange contracts were designated at inception and accounted for as cash flow hedges.
Revenues and expenses of all foreign operations are translated into U.S. dollars at the foreign currency exchange rates that approximate the rates in effect at the dates when such items are recognized. As a result, we are exposed to foreign currency translation gains and losses. Appreciating foreign currencies relative to the U.S. dollar, to the extent they are not hedged, will positively impact operating income and net income by increasing our revenue, while depreciating foreign currencies relative to the U.S. dollar will have the opposite impact.
Balance sheet risks have been managed by financing Amer Sports’ subsidiaries in their functional currencies. The risks have been concentrated at centralized distribution and purchasing units that invoice the subsidiaries in their respective functional currencies. Amer Sports’ currency risk arises from internal and external liabilities in foreign currencies.
The following tables summarize the monetary assets/(liabilities) in currencies to which the Company has significant exposure. The information is inclusive of the impact of forward contracts in place to hedge the foreign currency exposures.

December 31, 2025	Currency of assets/(liabilities)
In millions	USD	RMB	EUR	GBP	JPY	SEK	CHF	CAD
Interest-bearing intercompany receivables	$444.9	N/A	$222.5	N/A	$13.6	$2.2	N/A	$136.9
Interest-bearing intercompany liabilities	(1,357.4)	(484.2)	N/A	(28.4)	N/A	(1.4)	(3.9)	N/A
Non interest-bearing receivables and payables	(246.3)	170.0	(7.6)	9.7	10.0	8.1	5.3	7.5
Foreign exchange derivatives	1,211.6	(257.0)	(253.6)	(119.3)	(135.7)	(83.6)	(73.9)	(122.6)

December 31, 2024	Currency of assets/(liabilities)
In millions	USD	RMB	EUR	GBP	SEK	CHF	CAD
Interest-bearing intercompany receivables	$342.8	N/A	N/A	N/A	$6.0	$6.3	$89.7
Interest-bearing intercompany liabilities	(1,264.5)	(396.1)	115.8	(25.5)	N/A	N/A	N/A
Non interest-bearing receivables and payables	(205.3)	182.3	(4.1)	8.8	8.6	4.9	8.2
Foreign exchange derivatives	475.9	186.0	(299.8)	(106.6)	(80.0)	(75.1)	(100.4)
Based on the net exposures above, it is estimated that a simultaneous strengthening of 10% in the USD against foreign currency exchange rates will increase the fair value of the net monetary assets and liabilities including foreign exchange derivatives by $98.5 million and $77.4 million, and decrease profit or loss by $42.2 million and $30.3 million, for the years ended December 31, 2025 and 2024, respectively.
Earnings sensitivity before taxes is influenced by changes in the fair value of derivative instruments not designated as hedging instruments as well as changes in the value of loans and receivables denominated in currencies other than the U.S. dollar. Other comprehensive income is mainly affected by changes in the fair value of derivative instruments used in hedge accounting recognized under the hedge reserve.
The transaction risk arising from subsidiaries’ business operations is generally hedged up to 24 months out, with hedged amounts being higher for closer months than for later months. Hedges are monitored weekly. The hedged cash flows are expected to be realized within 24 months.
Cash Flow Hedges
Amer Sports applies hedge accounting to forecasted cash flows from sales or purchases in foreign currencies related to its operating activities. The effectiveness is assessed quarterly by analyzing the critical terms. The critical terms of the hedging instrument and the forecasted hedged transactions are significantly the same. The forecasted hedged transactions are expected to occur in the same fiscal month as the maturity date of the hedging instrument, and therefore, the hedge is expected to be effective. Subsequent assessments of effectiveness are performed by verifying and documenting whether the critical terms of the hedging instrument and forecasted hedged transactions have changed during the period in review and whether the hedged transaction remains probable. If there are no such changes in critical terms, the Company will continue to conclude that the hedging relationship is effective. Sources of ineffectiveness, including timing differences in the settlement of forecasted hedged transactions and hedging instruments, and changes in credit risk of the hedging instruments, are not considered material.
Foreign exchange differences for foreign exchange derivatives are recognized as hedge reserve while interest rate differentials for foreign exchange derivatives are recorded in the consolidated statement of income and loss.
The following unrealized gains/(losses) were included in accumulated other comprehensive income:

	For the year ended December 31,
In millions	2025	2024	2023
Foreign exchange derivatives designated as cash flow hedges	$(42.8)	$20.7	$(11.6)
The Company reclassified the following gains/(losses) on derivatives designated as cash flow hedges from accumulated other comprehensive income to locations on the consolidated statement of income and loss as follows:

	For the year ended December 31,
In millions	2025	2024	2023
Cost of sales	$(1.5)	$1.1	$18.2
Foreign currency exchange gains/(losses), net & other finance costs	(8.1)	1.6	—
Net Investment Hedge
Net investments in foreign subsidiaries are long-term investments. Their fair value changes through movements of foreign currency exchange rates. In July 2024, the Company entered into a $50 million notional cross-currency swap (CCS), which was designated as a net investment hedge of the translation risk arising from the Company’s net investment in its Japanese subsidiary. The hedge remained effective since inception, gains and losses were immaterial and were accumulated in equity, and no amount was recognized in the consolidated statement of income and loss in any period presented.
The following unrealized gains/(losses) were included in accumulated other comprehensive income:

	For the year ended December 31,
In millions	2025	2024	2023
Cross-currency swaps designated as net investment hedges	$1.2	$(1.0)	$—
INTEREST RATE RISK
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company addresses its net exposure to interest rate risk mainly through the ratio of its fixed-rate financial debt to variable-rate financial debt contained in its total financial debt portfolio. To manage this mix, the Company may enter into interest rate swap agreements, in which it exchanges periodic payments based on a notional amount and agreed-upon fixed and variable interest rates.
The debt portfolio was entirely at fixed rates as of December 31, 2025 and 2024. Approximately 10% of the debt portfolio was fixed as of December 31, 2023.
Cash and cash equivalents are excluded from the interest rate risk portfolio of the Company due to their short-term nature.
The following unrealized gains were included in accumulated other comprehensive income:

	For the year ended December 31,
In millions	2025	2024	2023
Interest rate swaps and options designated as cash flow hedges	$—	$—	$0.6
The Company reclassified the following losses on derivatives designated as hedging instruments from other comprehensive income to interest expense:

	For the year ended December 31,
In millions	2025	2024	2023
Interest rate swaps and options designated as cash flow hedges	$—	$(10.1)	$—
Sensitivity analysis for interest rate risk
The impact on the consolidated statement of income and loss due to an increase of 1% in interest rates for the next 12 months, provided that other factors remain unchanged, would be immaterial for the years ended December 31, 2025 and 2024 due to no exposure to floating rate debt. The impact on net income for the year ended December 31, 2023 would have been $51.7 million. A 1% decrease in market interest rates would have an opposite effect of approximately the same amount. The sensitivity is calculated on non-current and other borrowings. Interest rate floors are excluded from the calculations.
CREDIT RISK
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to customary credit risk from customer contracts which are held as accounts receivables on the Company’s consolidated statement of financial position. The Company has a global customer base, and there are no significant risk concentrations. No single customer accounts for more than 10% of total accounts receivable and the largest 20 customers represented approximately 32% of total accounts receivable as of December 31, 2025.
Amer Sports uses credit insurance in most of the countries in EMEA and Japan to protect against the risk of non-payment and to secure sales up to predefined limits.
Excess liquidity can be placed to the market according to the credit criteria and limits per the Company’s internal guidelines and the Senior Secured Credit Facilities Agreement.
The credit risk arising from Amer Sports’ derivatives is considered low. The risk is minimized by careful selection of counterparties, their limited share of the total portfolio and by monitoring counterparties’ creditworthiness and outstanding liabilities towards Amer Sports.
The following table sets out the consolidated statement of financial position values of financial assets which represent the maximum amount of the credit risk at the reporting dates:

In millions	December 31, 2025	December 31, 2024
Non-current financial assets
Other non-current financial assets	$68.7	$55.6
Promissory notes	—	4.2
Derivative financial instruments
Cross currency swaps	1.5	—
Foreign exchange derivatives	0.5	2.2

Current financial assets
Hold-to-collect accounts receivables	750.8	630.7
Available for sale receivables	58.5	36.2
Other interest-free receivables	134.3	127.5
Promissory notes	4.4	7.0
Derivative financial instruments
Foreign exchange derivatives	22.3	44.5
Cash and cash equivalents	652.3	345.4
Receivable Sale Program
One of the Company’s subsidiaries entered into a receivable sale agreement, originally in 2013 and subsequently amended and restated in 2025, with a third-party banking institution (“Purchaser”), pursuant to which the Company agreed to sell accounts receivable up to a limit of $115 million in exchange for advanced funding equal to 90% of the principal value of the invoice on a non-recourse basis. Information on accounts receivable identified for sale is provided and verified by the Purchaser prior to being accepted for sale. The Company is charged an adjustment rate of the Daily Simple SOFR plus 1.30% per annum, based on the number of days between the purchase date and the settlement date. The program is in place for certain approved US-based obligors. The year-end value of uncollected receivables transferred as part of the receivable sale program was $50.0 million and $0.1 million as of December 31, 2025 and 2024, respectively. The total accounts receivable balances transferred to the Purchaser were $50.0 million and $91.8 million, for the years ended December 31, 2025 and 2024, respectively.
The Company entered into receivables financing arrangements with two subsidiaries and a third-party banking institution (“Purchaser in EMEA”) on December 15, 2023, pursuant to which the Company agreed to sell accounts receivable up to a limit of €60 million. The year-end value of uncollected receivables transferred as part of the receivable sale program was nil and $59.1 million as of December 31, 2025 and 2024, respectively. The total accounts receivable balances transferred to the Purchaser in EMEA were $14.2 million and $193.2 million, for the years ended December 31, 2025 and 2024, respectively. This financing arrangement ended in 2025.
The fair value of the continuing involvement in the transferred trade receivables corresponds to the maximum payment and the undiscounted cash outflows the Company might have to pay in case of late payment. The fair value of continuing involvement in the transferred trade receivables as of December 31, 2025 and 2024, was immaterial, individually and in the aggregate. The Company has assessed that significantly all risks and rewards of the transferred accounts receivables have been transferred to the Purchasers. The Company only retains the risk of late payments of the underlying debtors, which has been considered immaterial for the consolidated financial statements. All of the potential cash outflows have a maturity of less than 12 months. The objective of Amer Sports receivable sale program is to balance the liquidity swings of the Company.
DERIVATIVE FINANCIAL INSTRUMENTS
The fair values and total notional values for derivative assets in consideration of their contractual maturities are as follows:

	December 31, 2025
In millions	Fair value	Notional value	2026	2027	2028 and after
Hedge accounting-related
Foreign exchange derivatives hedging cash flows from operations	$(38.6)	$3,058.5	$2,711.5	$347.0	$—
Cross-currency swaps	1.5	50.0	—	—	50.0

Other derivative contracts
Foreign exchange derivatives	3.6	1,951.0	1,951.0	—	—

	December 31, 2024
In millions	Fair value	Notional value	2025	2026	2027 and after
Hedge accounting-related
Foreign exchange derivatives hedging cash flows from operations	$32.7	$1,701.0	$1,479.6	$221.4	$—
Cross-currency swaps	(1.2)	50.0	—	—	50.0

Other derivative contracts
Foreign exchange derivatives	(4.1)	1,559.5	1,559.5	—	—
OFFSETTING FINANCIAL ASSETS AND LIABILITIES
Financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements as of December 31, 2025:

	Related amounts not set off
In millions	Gross amount of derivative financial instruments	Related assets/(liabilities) subject to master netting agreements	Collateral given/(received)	Net exposure
Derivative assets	$43.7	$(43.1)	$—	$0.6
Derivative liabilities	(77.2)	43.1	—	(34.1)
Financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements as at December 31, 2024:

	Related amounts not set off
In millions	Gross amount of derivative financial instruments	Related assets/(liabilities) subject to master netting agreements	Collateral given/(received)	Net exposure
Derivative assets	$57.4	$(29.1)	$—	$28.3
Derivative liabilities	(30.0)	29.1	—	(0.9)
Financial assets and liabilities other than derivative financial assets and liabilities are not subject to material offsetting, enforceable master netting or similar agreements. Financial assets and liabilities that are not set off in the consolidated statement of financial position, but may be set off are under enforceable master netting arrangements (such as International Swaps and Derivatives Association Inc, ISDA, Master Agreement and Schedules governing terms, obligations and other provisions related to trading and settlement of derivative trades) that allow the Company and the counterparty for net settlement of the relevant financial assets and liabilities when both elect to settle on a net basis. In the absence of such an election, financial assets and liabilities will be settled on a gross basis, however, each party to the master netting arrangement or similar agreement will have the option to settle all such amounts on a net basis in the event of default of the other party.